EXHIBIT 99.1
    NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD HOSPITALITY TRUST ANNOUNCES PRELIMINARY
SECOND QUARTER 2023 RESULTS

DALLAS – July 19, 2023 – Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) reported today that the Company expects to report Occupancy of approximately 75% for the second quarter of 2023 with Average Daily Rate of approximately $191 resulting in RevPAR of approximately $144. This Comparable RevPAR reflects an approximate increase of 7% compared to the second quarter of 2022. Excluding the 19 hotels secured by loans that the Company did not extend during the quarter, the Company’s results for the second quarter would have been Occupancy of approximately 76% with Average Daily Rate of approximately $197 resulting in RevPAR of approximately $150.

“We’re pleased with Ashford Trust’s strong second quarter operating performance,” commented Rob Hays, Ashford Trust’s President and Chief Executive Officer. “Our growth in occupancy, ADR and RevPAR reflects our high-quality, geographically diverse portfolio, which continues to benefit from increased corporate and group demand. Additionally, proactively choosing not to extend three of our KEYS loan pools not only improves our operating results and the overall quality of our portfolio but will also lower our leverage and conserve cash.” Mr. Hays added, “Looking forward, we believe we are well-positioned for our upcoming maturities and for our portfolio to continue to generate strong operating performance.”

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Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance, or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.
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